UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  May 31, 2007

 CWABS Asset-Backed Certificates Trust 2007-8
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140960-03

CWABS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140960

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4596514
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada, Calabasas, California	91302
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.	Other Events.

Item 8.01.	Other Events.

On May 31, 2007, CWABS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of May 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the “Trustee”), and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company’s Asset-Backed Certificates, Series 2007-8 (the “Certificates”).  The Certificates were issued on May 31, 2007.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

On May 31, 2007, CHL entered into a Swap Contract Administration Agreement (the “Swap Contract Administration Agreement”), dated as of May 31, 2007, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the “Swap Contract Administrator”) and as Trustee, under the Pooling and Servicing Agreement.  The Company previously filed the Swap Contract Administration Agreement with the Commission on June 15, 2007. A revised version of the Swap Contract Administration Agreement is annexed hereto as Exhibit 99.1.

On May 31, 2007, CHL entered into a Corridor Contract Administration Agreement (the “Corridor Contract Administration Agreement”), dated as of May 31, 2007, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the “Corridor Contract Administrator”) and as Trustee, under the Pooling and Servicing Agreement.  The Company previously filed the Corridor Contract Administration Agreement with the Commission on June 15, 2007. A revised version of the Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.2.

Section 9.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1                      Swap Contract Administration Agreement

99.2                      Corridor Contract Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWABS, INC.

By:	/s/ Elizabeth Chen
Name Elizabeth Chen
Title Senior Vice President

Dated:  August 24, 2007

Exhibit Index

Exhibit No.                    Description

99.1                                Swap Contract Administration Agreement

99.2                                Corridor Contract Administration Agreement

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